UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2015

CloudCommerce, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

              0-13215                                                                                    30-0050402

(Commission File Number)                                          (I.R.S. Employer Identification No.)

1933 Cliff Drive, Suite 11, Santa Barbara, California                                              93109

(Address of principal executive offices)                                                     (Zip Code)

                                                            (805) 964-3313

(Registrant's telephone number, including area code)

                                                            Warp 9, Inc.

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER ITEMS

ITEM 8.01. Other Events

On October 1, 2015, CloudCommerce, Inc., a Nevada corporation (the "Company") entered into a convertible promissory note (the "Note") in the original principal amount of $1,000,000 with a third party (the "Lender"), $38,000 of which was advanced upon execution of the Note and the remaining $962,000 of which may be advanced by the Lender in such amounts as the Lender may choose in its sole discretion.  The note bears simple interest at an annual rate of ten percent (10%) with all principal and accrued interest payable on or before October 1, 2016, unless sooner converted into common stock.  The conversion price is the lesser of $0.015 per share of common stock or fifty percent (50%) of the lowest trade price of common stock recorded on any trade day after October 1, 2015.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(d)       Exhibits

99.1     Convertible Promissory Note, $1,000,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUDCOMMERCE, INC.

_________________________

(Registrant)

Date: October 1, 2015

/s/  Andrew Van Noy.

Andrew Van Noy, Chief Executive

Officer and President